UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 20, 2019 (November 19, 2019)

AVNET, INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-4224	11-1890605
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of Principal Executive Offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00 per share	AVT	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 19, 2019, Avnet, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (“Annual Meeting”). The three proposals submitted to a vote of the shareholders are described in the Company’s Proxy Statement in connection with the Annual Meeting. As of September 20, 2019, the record date, there were a total of 101,929,710 shares of common stock outstanding and entitled to vote at the Annual Meeting. Of the common stock entitled to vote, 94,777,077, or approximately 93% of the common stock, were represented in person or by proxy, which constituted a quorum under the Company’s By-Laws. Set forth below is a brief description of each matter voted on at the Annual Meeting, how the votes were cast and the final voting results with respect to each such matter.

Proposal 1 – The election of eleven directors to serve on the Board of Directors until the next annual meeting and until their successors have been elected and qualified.

Director Nominees	For	Against	Abstain	Broker Non-Votes
Rodney C. Adkins	86,493,023	4,116,710	102,314	4,065,030
William J. Amelio	89,906,534	742,460	63,053	4,065,030
Carlo Bozotti	90,483,291	163,876	64,880	4,065,030
Michael A. Bradley	90,460,352	186,200	65,495	4,065,030
Brenda L. Freeman	90,483,349	164,102	64,596	4,065,030
Jo Ann Jenkins	90,478,869	170,706	62,472	4,065,030
Oleg Khaykin	55,664,168	34,982,711	65,168	4,065,030
James A. Lawrence	89,789,995	856,628	65,424	4,065,030
Avid Modjtabai	89,910,412	737,205	64,430	4,065,030
Adalio T. Sanchez	90,484,000	162,737	65,310	4,065,030
William H. Schumann III	89,897,707	749,650	64,690	4,065,030

The shareholders elected all eleven of the director nominees.

Proposal 2 – To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
88,728,425	1,907,338	76,284	4,065,030

The shareholders approved on a non-binding advisory basis executive compensation.

Proposal 3 – To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 27, 2020.

For	Against	Abstain
93,177,604	1,512,642	86,831

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2020.

Item 8.01	Other Events.

On November 19, 2019, the Company issued a press release announcing that the newly elected directors Messrs. Bozotti and Sanchez were appointed to serve on the Audit and Corporate Governance Committees, and that Ms. Jenkins was appointed to serve on the Compensation and Corporate Governance Committees. The press release is attached hereto as Exhibit 99.1.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release dated November 19, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2019	AVNET, INC.

	By:	/s/ Thomas Liguori
Name: Thomas Liguori
Title: Chief Financial Officer

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